EXHIBIT 10.50

SECOND AMENDMENT TO

HARVARD BIOSCIENCE, INC.

THIRD AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

This Second Amendment to the Harvard Bioscience, Inc. Third Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”) is effective as of May 28, 2015 (the “Effective Date”).

Pursuant to the authorization and approval of the Board of Directors and stockholders of Harvard Bioscience, Inc. in accordance with Section 17 of the Plan, the Plan is hereby amended as follows, effective as of the Effective Date:

1.

Section 3(a): The first sentence in Section 3(a) is hereby deleted in its entirety and replaced with the following in its stead:

“a) Stock Issuable. Subject to adjustment as provided in Section 3(b), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 17,508,929 shares of Stock which number reflects the total of 3,750,000 shares originally reserved, plus the effect of an evergreen provision through December 31, 2005, plus an additional 2,000,000 shares added to the Plan in 2006, plus an additional 2,500,000 shares added to the Plan in 2008 plus an additional 3,700,000 shares added to the Plan in 2011 plus an additional 1,941,254 shares to account for the adjustment required by Section 3(b) pertaining to the Awards issued in connection with the spin-off of Harvard Apparatus Regenerative Technology, Inc. by Harvard Bioscience, Inc. plus an additional 2,500,000 shares added to the Plan in 2015.”

2.	The following is added to the end of the Plan:

“DATE SECOND AMENDMENT TO HARVARD BIOSCIENCE, INC. THIRD AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 3, 2015.

DATE SECOND AMENDMENT TO HARVARD BIOSCIENCE, INC. THIRD AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN APPROVED BY STOCKHOLDERS: MAY 28, 2015.”

3.	Except as expressly amended hereby, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Harvard Bioscience, Inc. has duly executed this amendment to be effective as the date first above written.

HARVARD BIOSCIENCE, INC.

By:	/S/ Jeffrey A. Duchemin
Name: Jeffrey A. Duchemin
Title: Chief Executive Officer